Exhibit 10.1

OMNIBUS AMENDMENT

This Omnibus Amendment, dated June 26, 2006, by and between POWERCOLD CORPORATION, a Nevada corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending and restating the terms of that certain Secured Convertible Term Note, dated as of July 29, 2004 (as amended, modified and/or supplemented from time to time, the “Term Note”) issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of July 29, 2004 by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the “Purchase Agreement” and, together with the Term Note, the “Loan Documents”).  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

PREAMBLE

WHEREAS, pursuant to the terms of the Purchase Agreement, the Company issued and sold the Note to Laurus; and

WHEREAS, Laurus and the Company desire to amend the transactions contemplated by the Purchase Agreement and the Note.

 NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Effective as of the Amendment Effective Date (as defined below), the Note is hereby amended and restated in the form attached hereto as Exhibit A (the “Amended and Restated Note”).  For the avoidance of doubt, the amendment and restatement of the Note as set forth in this Section 1 shall be in substitution for and not in satisfaction of the Note.

2.

The Company understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company’s determination that this Amendment and the terms and provisions of this Amendment, including without limitation the reduction of the fixed conversion price set forth in Section 1 of this Agreement, (collectively, the “Information”) are material.  The Company agrees to file an 8-K within 2 days of the date hereof and in the form otherwise prescribed by the SEC.

3.

The amendments set forth above shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment.

4.

Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

5.

The Company hereby represents and warrants to Laurus that (i) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of the Company’s and its Subsidiaries’ covenant requirements have been met.

6.

Laurus hereby represents and warrants to the Company that, to the best of its knowledge, (i) on the date hereof, all representations, warranties and covenants (other than in respect of covenants to repay indebtedness owing to the Purchaser) made by the Company in connection with the Loan Documents are true, correct and complete and (ii) on the date hereof, all of the Company’s and its Subsidiaries’ covenant requirements have been met (other than in respect of covenants to repay indebtedness owing to the Purchaser).

7.

From and after the Amendment Effective Date, all references in the Loan Documents shall be deemed to be references to the Loan Documents, as the case may be, as modified hereby.

8.

This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.